Significant transactions	6 Months Ended
Jun. 30, 2023
Significant Transactions [Abstract]
Significant transactions	Significant transactions
Significant transactions in 2023
There were no significant transactions during the six months ended June 30, 2023.
Significant transactions in 2022
Vision Care - Acquisition of Aerie Pharmaceuticals, Inc.
On November 21, 2022, Alcon acquired 100% of the outstanding shares and equity of Aerie Pharmaceuticals, Inc. ("Aerie"), a pharmaceutical company focused on the discovery, development, manufacturing and commercialization of first-in-class ophthalmic therapies. Pursuant to the terms of the Agreement and Plan of Merger, Alcon paid $15.25 per share to acquire all outstanding shares of Aerie's common stock. The total purchase consideration amounted to $744 million and total cash paid for the net identifiable assets recognized, net of cash acquired, was $666 million. Alcon also assumed debt of $316 million. This transaction was accounted for as a business combination that resulted in goodwill of $65 million. The total purchase consideration was funded with proceeds from a bridge loan facility agreement (the "2022 Bridge Loan Facility") on November 21, 2022. The fair values of the acquired assets and assumed liabilities are provisional pending final measurement of the purchase consideration.
Series 2032 Notes and Series 2052 Notes issuance
On December 6, 2022, Alcon, through its wholly owned subsidiary Alcon Finance Corporation (“AFC”), completed a private offering of non-current financial debt consisting of $700 million of 5.375% senior notes due 2032 and $600 million of 5.750% senior notes due 2052. The funds borrowed through the issuance, together with cash, were used to repay the remaining $640 million Facility B term loan and the $775 million 2022 Bridge Loan Facility.
Vision Care - Acquisition of Eysuvis and Inveltys products
On July 8, 2022, Alcon acquired two pharmaceutical ophthalmic eye drops, Eysuvis and Inveltys, from Kala Pharmaceuticals, Inc. The acquisition complements Alcon’s existing portfolio in the large and fast-growing dry eye category. Pursuant to the terms of the Asset Purchase Agreement, Alcon paid total upfront consideration of $60 million for Eysuvis and Inveltys, paid an additional amount to purchase certain related inventory and assumed certain liabilities of approximately $14 million for a purchase consideration of $79 million. In addition, Alcon agreed to potentially pay additional amounts upon achievement of certain commercial milestones if annual sales exceed defined targets that expire after 2029. The purchase consideration was allocated using the relative fair value approach primarily to currently marketed product intangible assets within the Vision Care reportable segment of $71 million and assumed liabilities of $14 million.
Series 2028 Notes issuance
On May 31, 2022, Alcon, through its wholly owned subsidiary Alcon Finance B.V. (“AFBV”), completed a public offering of $537 million (EUR500 million) of non-current EUR denominated financial debt consisting of 2.375% senior notes due 2028. The funds borrowed through the issuance were used to repay the $376 million (EUR350 million) Facility C term loan in full and partially repay $160 million of the Facility B term loan.
Surgical - Acquisition of Ivantis, Inc.
On January 7, 2022, Alcon acquired 100% of the outstanding shares and equity of Ivantis, Inc., a privately-held, US-based company and manufacturer of the Hydrus Microstent, a minimally-invasive glaucoma surgery (“MIGS”) device designed to lower intraocular pressure for open-angle glaucoma patients, for total upfront consideration of $479 million and additional amounts to be potentially paid upon achievement of development and commercial milestones. The acquisition expands Alcon’s surgical portfolio and is expected to help provide a platform for more growth in the glaucoma space. This transaction was accounted for as an asset acquisition.